U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2005

COMMISSION FILE NUMBER: 333-87968

KNIGHT FULLER, INC.

_________________________________________

(Exact name of registrant as specified in its charter)

                Delaware

     45-0476087

___________________________

______________

 (State or jurisdiction of incorporation

 (I.R.S. Employer I.D. No.)

 or organization

4020 Moorpark Avenue, Suite 108

San Jose, CA

         95117

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(Address of principal executive offices)

 (Zip Code)

Registrant's telephone number: 408-247-9955

________________________________________________

(Former name or former address, if changed since last report)

Section 4-Matters Related to Accountants and Financial Statements

Item 4.02  Non Reliance on Previously Issued Financial Statements

We are amending our Form 10QSB for the period ended March 31, 2005, to revise Note 3: Acquisition agreement and Goodwill to include disclosure of the requirements of paragraph 51 and 52 of SFAS No. 141.  The financial statements in the current Form 8K, therefore, cannot be relied upon because they will be restated to exclude the presentation of good will with regard to the acquisition of CreditPipe (Pty) Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2005

Knight Fuller, Inc.

/s/ Stephen Hallock

_______________________________

By: Stephen Hallock, Secretary/Director

July 19, 2005